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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina               29625
    (Address of principal executive offices)                (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

Effective as of September 11, 2006, Hampshire Group, Limited (the "Company") entered into indemnification agreements (the "Indemnification Agreements") with each of Michael Culang, the Company's interim Chief Executive Officer, Heath L. Golden, the Company's Vice President and General Counsel, and Maura McNerney, the Company's Vice President - Compliance (each an "Indemnitee").

Each Indemnification Agreement provides, among other things, that the Company will indemnify the Indemnitee if the Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that the Indemnitee is or was or has agreed to serve at the request of the Company as a director, officer, employee or agent of the Company or, while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, trustee, employee or agent of or in any other capacity with another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, or with respect to any action involving any of the individuals that are subjects of the Company's investigation (the "Investigation") described in the Form 8-K filed by the Company on June 22, 2006; provided, that the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe the Indemnitee's conduct was unlawful. In addition, the Company is required to advance expenses on behalf of the Indemnitee in connection with the Indemnitee's defense of any such claim; provided, that the Indemnitee undertakes in writing to repay such amounts to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification by the Company.

The Indemnification Agreements are filed as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and are incorporated herein by reference in their entirety.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     None.

(b) Pro Forma Financial Information.

     None.

(c) Shell Company Transactions.

     None.

(d) Exhibits.


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     Exhibit 10.1 -- Indemnification Agreement, dated as of September 11, 2006, by and between Michael Culang and Hampshire Group, Limited.

     Exhibit 10.2 -- Indemnification Agreement, dated as of September 11, 2006, by and between Heath L. Golden and Hampshire Group, Limited.

     Exhibit 10.3 -- Indemnification Agreement, dated as of September 11, 2006, by and between Maura McNerney and Hampshire Group, Limited.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  HAMPSHIRE GROUP, LIMITED


                                  By: /s/ Heath L. Golden
                                     -------------------------------------------
                                     Name:   Heath L. Golden
                                     Title:  Vice President and General Counsel


Dated: September 12, 2006


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